                                                                    EXHIBIT 10.2

                   SECOND MASTER AMENDMENT TO LEASE AGREEMENTS


         THIS SECOND MASTER AMENDMENT TO LEASE AGREEMENTS ("Amendment") is made and entered into as of the 9th day of June, 2000, by and between PRISON REALTY TRUST, INC. (formerly Prison Realty Corporation), a Maryland corporation ("Landlord") and CORRECTIONS CORPORATION OF AMERICA (formerly Correctional Management Services Corporation), a Tennessee corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant have entered into those certain Lease Agreements dated January 1, 1999, and thereafter, along with all amendments thereto, as set forth on Schedule A (each such lease agreement referred to individually as a "Lease," and collectively as the "Leases"), whereby Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord certain properties (the property that is the subject of an individual Lease being referred to as "Leased Property," and the properties that are the subject of the Leases collectively being referred to as "Leased Properties"), as more particularly set forth therein;

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease dated January 1, 1999, along with all amendments thereto (the "Master Agreement"), which sets forth certain agreements of the parties with respect to the lease of the Leased Properties;

         WHEREAS, Landlord and Tenant now desire to amend the Leases as more particularly set forth herein; and

         WHEREAS, Landlord and Tenant have agreed that the payment of all Base Rent and Additional Rent for December, 1999 shall be deferred.

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

         1. Effective January 1, 2000, and subject to the terms and provisions and the satisfaction of the conditions set forth hereinafter, Section
2.1 of each Lease is deleted in its entirety and the following Section 2.1 shall be inserted in lieu thereof.

                  2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in arrears in installments payable on each June 30 and December 31 during the Term, the Extended Term the Second Extended Term and the Third Extended Term, in accordance with the Base Rent Schedule attached hereto as Exhibit B, provided, for calendar year 2000, the Base Rent installment due June 30, 2000 shall be deferred to September 30, 2000. Additionally, for the period beginning January 1, 2000 through September 30, 2000, Tenant shall pay to Landlord installments of Base Rent as follows:

          Payment Amount                  Due Date of Payment
          --------------                  -------------------
           $12,945,205                     February 14, 2000

           $11,946,692                       April 7, 2000

            $4,000,000               Within five (5) business days
                                            of May 5, 2000

            $2,000,000               Within five (5) business days
                                          of June 16, 2000

           $12,000,000               Within five (5) business days
                                          of July 5, 2000

            $8,000,000               Within five (5) business days
                                          of August 5, 2000

            $5,000,000               Within five (5) business days
                                          of September 5, 2000


         The foregoing installments shall be applied first to pay all Base Rent for December, 1999 and thereafter, to pay a portion of the Base Rent due for the period from January 1, 2000 through September 30, 2000. On September 30, 2000 all unpaid Base Rent and Additional Rent due for the period from January 1, 2000 through September 30, 2000 shall be due and payable.

                  Reference is made to the following agreements by and between Landlord and Tenant: Amendment Number One to Business Development Agreement dated as of June 9, 2000, Amendment Number One to Amended and Restated Services Agreement dated as of June 9, 2000, and Amendment Number One to Amended and Restated Tenant Incentive Agreement dated as of June 9, 2000 (collectively, the "Agreements"). Pursuant to the Agreements, the payment of certain fees due from Landlord to Tenant has been deferred (the "Deferred Fees"), as more specifically set forth therein. Notwithstanding the other provisions hereof, in the event that Landlord pays to Tenant and Tenant accepts any portion of the Deferred Fees prior to the date due under the Agreements, (the "Advance Fee Payments"), then, in such event, Tenant shall pay to Landlord all Base Rent accruing after January 1, 2000 and unpaid, through the date of such Advance Fee Payments, in the same proportion as the Advance Fee Payments bear to the Deferred Fees.

         2. In addition to payments of Base Rent as set forth above, Tenant hereby agrees to pay Landlord interest on all sums of Base Rent which would have been payable to Landlord pursuant to the terms of the Leases had the Leases not been amended pursuant to this Amendment, from the date each such payment of Base Rent would have been payable, to the date such Base Rent is actually paid. Such interest shall accrue at a rate equal to the then current non-default rate of interest applicable to Tenant's Loan and Security Agreement with Foothill Capital Corporation, as Agent and Lender, as such agreement may be amended, modified or refinanced from time to time. The foregoing interest rate shall adjust as and when Tenant's interest rate adjusts pursuant to the aforesaid Loan and Security Agreement.

         3. In the event Tenant fails to pay in cash when due any installment of Base Rent pursuant to revised Section 2.1 as set forth in Paragraph 1 above, all Base Rent which would have been payable as of the date of such failure to pay, had the Leases not been amended pursuant to this Amendment, shall become immediately due and payable to Landlord.

         4. It is an express condition of the Amendment that the provisions hereof shall be effective only upon Landlord's receipt of such resolutions and/or fairness opinions as may be required pursuant to that certain First Supplemental Indenture between Landlord and State Street Bank and Trust Company, as trustee, dated as of June 11, 1999. Landlord agrees to provide to Tenant copies of all such resolutions and/or fairness opinions promptly following receipt thereof by Landlord.

         5. Except as modified or amended herein, all terms and provisions of each Lease shall continue and remain in full force and effect.


                       [signatures on the following page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above:


                                    LANDLORD:

                                    PRISON REALTY TRUST, INC.

                                    By: /s/ Thomas W. Beasley
                                        --------------------------------------

                                    Its: Chairman of the Board of Directors
                                         -------------------------------------


                                    TENANT:

                                    CORRECTIONS CORPORATION OF AMERICA

                                    By: /s/ Darrell K. Massengale
                                        --------------------------------------

                                    Its: Chief Financial Officer and Secretary
                                         --------------------------------------

                                   SCHEDULE A

1.      Lease Agreement (Transcor)
2.      Lease Agreement (Headquarters)
3.      Lease Agreement (Bent County)
4.      Lease Agreement (Bridgeport)
5.      Lease Agreement (California City)
6.      Lease Agreement (Central Arizona)
7.      Lease Agreement (Cibola County)
8.      Lease Agreement (Cimarron)
9.      Lease Agreement (Coffee)
10.     Lease Agreement (Crossroads)
11.     Lease Agreement (Davis)
12.     Lease Agreement (Diamondback)
13.     Lease Agreement (Eden)
14.     Lease Agreement (Eloy)
15.     Lease Agreement (Houston)
16.     Lease Agreement (Huerfano)
17.     Lease Agreement (Kit Carson)
18.     Lease Agreement (Laredo)
19.     Lease Agreement (Leavenworth)
20.     Lease Agreement (Lee)
21.     Lease Agreement (Marion)
22.     Lease Agreement (Mineral Wells)
23.     Lease Agreement (NM Women's)
24.     Lease Agreement (North Fork)
25.     Lease Agreement (Northeast Ohio)
26.     Lease Agreement (Otter Creek)
27.     Lease Agreement (Prairie)
28.     Lease Agreement (River City)
29.     Lease Agreement (Shelby)
30.     Lease Agreement (T. Don Hutto)
31.     Lease Agreement (Torrance County)
32.     Lease Agreement (Webb County)
33.     Lease Agreement (West Tennessee)
34.     Lease Agreement (Wheeler)
35.     Lease Agreement (Whiteville)
36.     Lease Agreement (Florence)
37.     Lease Agreement (East Mesa)